Exhibit 99.1

SELECTED HISTORICAL FINANCIAL INFORMATION AND OPERATING DATA OF AEYE

The following table shows selected historical financial information of AEye for the periods and as of the dates indicated.

The selected historical consolidated statements of operations and comprehensive loss data and historical consolidated statements of cash flow data of AEye for the years ended December 31, 2020 and 2019 and the historical consolidated balance sheet data as of December 31, 2020 and 2019 are derived from AEye’s audited consolidated financial statements included elsewhere in this proxy statement/prospectus. The selected historical consolidated statements of operations and comprehensive loss data and historical consolidated statements of cash flow data of AEye for the three months and six months ended June 30, 2021 and 2020 and the consolidated balance sheet data as of June 30, 2021 are derived from AEye’s unaudited interim condensed consolidated financial statements included elsewhere in this proxy statement/prospectus. In the opinion of AEye’s management, the unaudited interim condensed consolidated financial statements include all adjustments necessary to state fairly AEye’s financial position as of June 30, 2021 and the results of operations and cash flows for the three months and six months ended June 30, 2021 and 2020.

The financial information contained in this section relates to AEye, prior to and without giving pro forma effect to the impact of the Business Combination and, as a result, the results reflected in this section may not be indicative of the results of the post-combination company going forward. See the section titled “Selected Unaudited Pro Forma Condensed Combined Financial Information” included elsewhere in this proxy statement/prospectus.

Additionally, the following selected historical financial information should be read together with the consolidated financial statements and accompanying notes and “AEye’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing elsewhere in this proxy statement/prospectus. The selected historical financial information in this section is not intended to replace AEye’s consolidated financial statements and the related notes. AEye’s historical results are not necessarily indicative of the results that may be expected in the future and AEye’s results for the three months and six months ended June 30, 2021 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2021 or any other period.

Consolidated Statements of Operations and Comprehensive Loss Data

(in thousands, except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2021	2020	2020	2019
Revenue	$747	$—	$1,076	$163	$1,579	$1,466
Cost of revenue	454	36	1,071	147	808	253

Gross profit	293	(36)	5	16	771	1,213

Operating expenses	12,387	5,568	22,820	13,110	27,253	30,034

Loss from operations	(12,094)	(5,604)	(22,815)	(13,094)	(26,482)	(28,821)
Total other income (expense), net	1,019	(1,898)	231	(623)	(69)	170

Net loss and comprehensive loss	$(11,075)	$(7,502)	$(22,584)	$(13,717)	$(26,551)	$(28,651)

Per share data
Net loss per share (basic and diluted)	(1.02)	(0.66)	(2.08)	(1.21)	(2.36)	(2.58)
Weighted average shares outstanding (basic and diluted)	10,884,301	11,316,842	10,868,166	11,304,295	11,247,251	11,099,850

	As of June 30,	As of December 31,
	2021	2020	2019
Consolidated Balance Sheets Data (in thousands)
Cash and cash equivalents	$11,226	$15,275	$5,855
Working capital (1)	(42,652)	(18,113)	4,852
Total assets	28,280	25,885	21,060
Convertible notes	37,759	29,079	—
Borrowings - net of issuance costs	12,576	5,577	3,784
Total stockholders’ (deficit) equity	(36,490)	(18,225)	5,711

(1)	Calculated by subtracting current liabilities from current assets

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
Consolidated Statements of Cash Flows Data (in thousands)
Net cash provided by (used in):
Operating activities	$(18,339)	$(10,005)	$(19,689)	$(25,829)
Investing activities	(245)	(3,914)	(4,036)	4,822
Financing activities	15,463	12,229	32,018	5,092

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The selected unaudited pro forma condensed combined financial information (the “selected pro forma information”) gives effect to the Business Combination described in the section titled “Unaudited Pro Forma Condensed Combined Financial Information.” The Business Combination will be accounted for as a reverse recapitalization. Under this method of accounting, CF III will be treated as the “accounting acquiree” and AEye as the “accounting acquirer” for financial reporting purposes. This determination is primarily based on AEye Stockholders comprising a relative majority of the voting power of the Combined Entity and having the ability to nominate the members of the Combined Entity Board, AEye’s operations prior to the acquisition comprising the only ongoing operations of the Combined Entity, and AEye’s senior management comprising a majority of the senior management of the Combined Entity. Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of AEye with the Business Combination treated as the equivalent of AEye issuing stock for the net assets of CF III, accompanied by a recapitalization. The net assets of CF III will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of AEye.

The selected unaudited pro forma condensed combined balance sheet data as of June 30, 2021 gives pro forma effect to the Business Combination as if it had occurred on June 30, 2021. The selected unaudited pro forma condensed combined statement of operations data for the six months ended June 30, 2021 and year ended December 31, 2020 gives pro forma effect to the Business Combination as if it had occurred on January 1, 2020.

The selected pro forma information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information of the Combined Entity appearing elsewhere in this proxy statement/prospectus and the accompanying notes, in the section titled “Unaudited Pro Forma Condensed Financial Information.” The selected pro forma information has been presented for informational purposes only and is not necessarily indicative of what the Combined Entity’s financial position or results of operations actually would have been had the Business Combination and the other transactions contemplated by the Merger Agreement been completed as of the dates indicated. The selected pro forma information does not purport to project the future financial position or operating results of the Combined Entity.

The unaudited pro forma condensed combined financial statements have been prepared assuming two redemption scenarios after giving effect to the Business Combination, as follows:

•	No Redemptions Scenario — this scenario assumes that no shares of CF III Class A Common Stock are redeemed; and

•

Maximum Redemptions Scenario — this scenario assumes that 20,958,853 shares of CF III Class A Common Stock are redeemed for an aggregate payment of approximately $211,684 thousand, which is derived from the number of shares that could be redeemed in connection with the Business Combination at an assumed redemption price of $10.10 per share based on the Trust Account balance as of June 30, 2021.

The following summarizes the pro forma Class A Common Stock issued and outstanding immediately after the Business Combination, presented under the two redemption scenarios:

	Pro Forma Combined (Assuming No Redemptions Scenario)		Pro Forma Combined (Assuming Maximum Redemptions Scenario)
Stockholder	Shares	%	Shares	%
Former CF III Class A public stockholders	23,000,000	11.3%	2,041,147	1.1%
Sponsor, other CF III initial stockholders and transferees (1)	6,250,000	3.0%	6,250,000	3.4%
Former AEye stockholders (including holders of AEye Preferred Stock) and holders of AEye Convertible Equity Instruments (2)(3)	152,223,647	74.7%	152,223,647	83.2%
PIPE Investors (4)	22,500,000	11.0%	22,500,000	12.3%

Pro forma common stock outstanding at June 30, 2021	203,973,647	100%	183,014,794	100%

Assumed options and assumed Warrants (3)	(30,002,411)		(30,002,411)

Pro forma common stock outstanding at June 30, 2021	173,971,236		153,012,383

(1)

Amount reflects 5,750,000 shares of CF III Class B Common Stock held by the Sponsor and the other CF III initial stockholders and converted into Class A Common Stock at Closing and 500,000 shares of CF III Class A Common Stock purchased by the Sponsor in the Private Placement.

(2)

Amount is based on 40,895,270 AEye Shares outstanding as of June 30, 2021, by applying the Treasury Stock Method and converted at an Exchange Ratio (as of June 30, 2021) of 3.7223 pursuant to the Merger Agreement.

(3)

Number of outstanding shares assumes the issuance of approximately 30,002,411 shares of Class A Common Stock underlying Assumed Options and Assumed Warrants, by applying the Treasury Stock Method, that do not represent legally outstanding shares of Class A Common Stock at closing.

(4)

Reflects 1,450,000 shares of the Class A Common Stock subscribed for by current holders of AEye Capital Stock and AEye Convertible Equity Instruments in the PIPE Investment, 20,550,000 shares of Class A Common Stock subscribed for by third party investors in the PIPE Investment and 500,000 shares of Class A Common Stock subscribed for by the Sponsor in the PIPE Investment.

The two alternative levels of redemptions assumed in the unaudited pro forma condensed combined balance sheet and statement of operations are based on the assumption that there are no adjustments for the outstanding Warrants issued in connection with the IPO as such securities are not exercisable until 30 days after the Closing. There are also no adjustments for the estimated 17,397,124 shares reserved for the potential future issuance of the Class A Common Stock upon the exercise of the Combined Entity stock options and upon the exercise of the Combined Entity warrants to be issued to holders of AEye Stock Options and AEye Warrant holders upon the consummation of the Business Combination, as such events have not yet occurred.

If the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma condensed combined financial information will be different and those changes could be material.

	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
	(In thousands, except share and per share data)
Selected Unaudited Pro Forma Condensed Combined Statements of Operations Data
Six Months Ended June 30, 2021
Revenue	$1,076	$1,076
Net loss	$(22,234)	$(22,234)
Net loss per share – basic and diluted	(0.13)	(0.15)
Weighted-average common stock outstanding – basic and diluted	173,971,236	153,012,383
Year Ended December 31, 2020
Revenue	$1,579	$1,579
Net loss	$(28,642)	$(28,642)
Net loss per share – basic and diluted	$(0.17)	$(0.19)
Weighted-average common stock outstanding – basic and diluted	173,614,708	152,288,934
Selected Unaudited Pro Forma Condensed Combined Balance Sheet Data as of June 30, 2021
Cash and cash equivalents	$413,661	$201,977
Total assets	$427,470	$215,786
Total liabilities	$24,647	$24,647
Total stockholders’ equity	$402,823	$191,139

COMPARATIVE PER SHARE INFORMATION

The comparative per share information sets forth summary historical per share information for CF III and AEye, respectively, and selected unaudited pro forma condensed combined per share information of the Combined Entity after giving effect to the Business Combination, presented under two redemption scenarios:

•	Assuming no redemptions — this scenario assumes that no shares of CF III Class A Common Stock are redeemed; and

•

Assuming maximum redemptions — this scenario assumes that 20,958,853 shares of CF III Class A Common Stock are redeemed for an aggregate payment of $211,684 thousand, which is derived from the number of shares that could be redeemed in connection with the Business Combination at an assumed redemption price of approximately $10.10 per share based on the Trust Account balance as of June 30, 2021.

The selected unaudited pro forma condensed combined balance sheet data as of June 30, 2021 gives pro forma effect to the Business Combination as if it had occurred on June 30, 2021. The selected unaudited pro forma condensed combined statement of operations data for the six months ended June 30, 2021 and year ended December 31, 2020 gives pro forma effect to the Business Combination as if it had occurred on January 1, 2020.

The two alternative levels of redemptions assumed in the unaudited pro forma condensed combined balance sheet and statement of operations are based on the assumption that there are no adjustments for the outstanding Warrants issued in connection with the IPO as such securities are not exercisable until 30 days after the Closing. There are also no adjustments for the estimated 17,397,124 shares reserved for the potential future issuance of the Class A Common Stock upon the exercise of the Combined Entity stock options and upon the exercise of the Combined Entity warrants to be issued to holders of AEye Stock Options and AEye Warrant holders upon the consummation of the business combination, as such events have not yet occurred.

This information is only a summary and should be read in conjunction with the historical financial statements of CF III and AEye and related notes included elsewhere in this proxy statement/prospectus. The selected unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement/prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”

The selected unaudited pro forma condensed combined income (loss) per share information below does not purport to represent the income (loss) per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date of period. The selected unaudited pro forma condensed combined book value per share information below does not purport to represent what the value of CF III and AEye would have been had the companies been combined during the periods presented.

			Pro Forma Combined		AEye Equivalent Pro forma
					Per Share Data (3)
	CF III (Historical)	AEye (Historical)	No Redemptions	Maximum Redemptions	No Redemptions	Maximum Redemptions
As of and for the six months ended June 30, 2021
Book value per share (2)	$0.60	$(3.35)	$2.32	$1.02	$8.62	$3.79
Net loss per share – basic and diluted (4)	—		$(0.13)	$(0.15)	$(0.48)	$(0.54)
Weighted average number of shares outstanding –basic and diluted (5)	23,000,000		173,971,236	153,012,383
Net loss per share of CF III Class A Private Placement and Class B Common Stock – basic and diluted	$(0.25)
Weighted average number of CF III Class A Private Placement and Class B Common Stock outstanding – basic and diluted	6,250,000
Net loss per share of AEye Common Stock – basic and diluted		$(2.08)
Weighted average shares of AEye Common Stock outstanding – basic and diluted		10,868,166

(1)	There were no cash dividends declared in the period presented.
(2)	Book value per share is calculated as (a) total equity divided by (b) the total number of shares of common stock outstanding classified in permanent equity.
(3)

The equivalent pro forma per share data (columns five and six on the table above) is calculated by multiplying the pro forma combined per share data (columns three and four in the table above) by the Exchange Ratio as of June 30, 2021 (3.7223), which is defined in the Merger Agreement as the quotient obtained by dividing the Price per AEye Share ($1.53 billion divided by the Fully Diluted Company Shares) by $10.00 (ten dollars).

(4)	For CF III, this represents the net loss per share of CF III Class A public Shares outstanding - basic and diluted
(5)	For CF III, this represents weighted average number of CF III Class A Public Shares outstanding - basic and diluted.

			Pro Forma Combined		AEye Equivalent Pro Forma
					Per Share Data (3)
	CF III (Historical)	AEye (Historical)	No Redemptions	Maximum Redemptions	No Redemptions	Maximum Redemptions
Year Ended December 31, 2020 (1)
Book value per share (2)	$0.63	$(1.68)	$2.39	$1.33	$9.24	$5.13
Net loss per share – basic and diluted (4)	—		$(0.16)	$(0.19)	$(0.64)	$(0.73)
Weighted average number of shares outstanding –basic and diluted (5)	23,000,000		173,614,708	152,288,934
Net loss per share of CF III Class A Private Placement and Class B Common Stock – basic and diluted	$(0.52)
Weighted average number of CF III Class A Private Placement and Class B Common Stock outstanding – basic and diluted	5,590,659
Net loss per share of AEye Common Stock – basic and diluted		$(2.36)
Weighted average shares of AEye Common Stock outstanding – basic and diluted		11,247,251

(1)	There were no cash dividends declared in the period presented.
(2)	Book value per share is calculated as (a) total equity divided by (b) the total number of shares of common stock outstanding classified in permanent equity.
(3)

The equivalent pro forma per share data (columns five and six on the table above) is calculated by multiplying the pro forma combined per share data (columns three and four in the table above) by the Exchange Ratio as of December 31, 2020 (3.8606), which is defined in the Merger Agreement as the quotient obtained by dividing the Price per AEye Share ($1.52 billion divided by the Fully-Diluted Company Shares) by $10.00 (ten dollars).

(4)	For CF III, this represents the net loss per share of CF III Class A public Shares outstanding - basic and diluted
(5)	For CF III, this represents weighted average number of CF III Class A Public Shares outstanding - basic and diluted.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

CF III is providing the following unaudited pro forma condensed combined financial information to aid in the analysis of the financial aspects of the Business Combination.

The following unaudited pro forma condensed combined financial information presents the combination of the historical financial information of CF III and AEye adjusted to give effect to the PIPE Investment and AEye becoming a wholly owned subsidiary of CF III (which will amend the Existing Charter to, among other matters, change its name to “AEye, Inc.”) as a result of AEye merging with and into Merger Sub, a direct wholly owned subsidiary of CF III, with AEye surviving as a wholly owned subsidiary of the Combined Entity.

The unaudited pro forma condensed combined balance sheets as of June 30, 2021 combine the historical unaudited condensed balance sheet of CF III and the historical unaudited condensed consolidated balance sheet of AEye as of June 30, 2021 on a pro forma basis as if the Business Combination and other events contemplated by the Merger Agreement, summarized below, had been consummated on June 30, 2021.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 combines the historical unaudited condensed statements of operations of CF III and the historical unaudited condensed consolidated statements of operations and comprehensive loss of AEye for the six months ended June 30, 2021, giving effect to the transaction as if the Business Combination and other events contemplated by the Merger Agreement had been consummated on January 1, 2020. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 presents historical consolidated statements of operations and comprehensive loss of AEye for the year ended December 31, 2020, giving effect to the transaction as if the Transaction and other events contemplated by the Merger Agreement had been consummated on January 1, 2020.

The unaudited pro forma condensed financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included elsewhere in this proxy statement/prospectus:

•

the (a) historical audited financial statements of CF III as of and for the year ended December 31, 2020 and (b) historical unaudited condensed financial statements of CF III as of and for the six months ended June 30, 2021; and

•

the (a) historical audited consolidated financial statements of AEye as of and for the year ended December 31, 2020 and (b) historical unaudited condensed consolidated financial statements of AEye as of and for the six months ended June 30, 2021

The pro forma financial information has been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786, which is referred to herein as Article 11. The pro forma adjustments are described in the accompanying footnotes.

The unaudited pro forma condensed combined financial information should also be read together with “CF III’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “AEye’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

Description of the Business Combination

Pursuant to the Merger Agreement, Merger Sub will merge with and into AEye, with AEye surviving the Merger. AEye will become a wholly owned subsidiary of CF III and CF III will immediately be renamed “AEye, Inc.” Upon the consummation of the Business Combination, AEye Stockholders will receive or have the right to receive shares of Class A Common Stock at a deemed value of $10.00 per share after giving effect to the Exchange Ratio (which, as of June 30, 2021, would have been 3.7223). Accordingly, an estimated 203,973,647 shares of Class A Common Stock will be immediately issued and outstanding following consummation of the Business Combination, based on AEye’s Capital Stock balance as of June 30, 2021, CF III’s Common Stock balance as of June 30, 2021, and the Class A Common Stock to be issued in the PIPE Investment, and an estimated 17,397,124 shares will be reserved for the potential future issuance of the Class A Common Stock pursuant to the Equity Incentive Plan. At the Effective Time, by virtue of the Merger and without any action on the part of CF III, Merger Sub, AEye or any holder of AEye Capital Stock and AEye Convertible Equity Instruments, the following will occur with respect to the AEye Capital Stock and AEye Convertible Equity Instruments:

•	the cancellation of each issued and outstanding share of AEye Preferred Stock and the conversion into the right to receive a number of shares of Class A Common Stock equal to the Exchange Ratio;

•

the cancellation of each issued and outstanding share of AEye Capital Stock (including shares of AEye Common Stock resulting from the conversion of the AEye Convertible Equity Instruments) and the conversion into the right to receive a number of shares of Class A Common Stock equal to the Exchange Ratio;

•

the conversion of all outstanding AEye Convertible Equity Instruments into a number of shares of AEye Common Stock equal to (i) the sum of the aggregate principal amount of the AEye Convertible Equity Instruments then outstanding plus all dividends accrued thereon, divided by (ii) the quotient obtained by dividing $250,000,000 by the Fully-Diluted AEye Shares, immediately prior to the Effective Time. At the Effective Time, the AEye Common Stock will then convert to Class A Common Stock based on the Exchange Ratio;

•

the conversion of each AEye Option that is outstanding, whether vested or unvested, will be assumed by the Combined Entity and converted into an option to purchase shares of Class A Common Stock based on the Exchange Ratio. Each Assumed Option shall have the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former AEye Option except for the number of shares exercisable and the exercise price, each of which will be adjusted using the Exchange Ratio;

•

the conversion of each AEye Warrant that is outstanding shall be assumed by the Combined Entity and converted into a warrant to purchase shares of Class A Common Stock based on the Exchange Ratio. Each Assumed Warrant shall continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former AEye Warrant except for the number of shares exercisable and the exercise price, each of which will be adjusted using the Exchange Ratio; and

•

each AEye RSU that is outstanding shall be assumed by the Combined Entity and converted into an RSU of the Combined Entity based on the Exchange Ratio. Each Assumed RSU shall continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former AEye RSU except for the number of shares exercisable, which will be adjusted using the Exchange Ratio.

Accounting for the Business Combination

The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, CF III will be treated as the “accounting acquiree” and AEye as the “accounting acquirer” for financial reporting purposes. This determination was made considering both scenarios of no redemptions and maximum redemptions and is primarily based on:

•	Historical AEye stockholders comprising a relative majority of the voting power of the Combined Entity and having the ability to nominate the members of the Combined Entity Board;

•	Historical AEye Stockholders and holders of AEye Convertible Equity Instruments holding 74.7% (assuming no redemptions) of the Combined Entity;

•	AEye’s relative historical size (based on revenues, total assets (excluding cash held in the Trust Account), and number of employees) being significantly larger than CF III;

•	AEye’s historical operations prior to the acquisition comprising the only ongoing operations of the Combined Entity; and

•	AEye’s historical senior management comprising a majority of the senior management of the Combined Entity.

Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of AEye with the Business Combination treated as the equivalent of AEye issuing stock for the net assets of CF III, accompanied by a recapitalization. The net assets of CF III will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of AEye.

Other Events in Connection with the Business Combination

In connection with the Business Combination:

•	CF III will issue and sell 22,500,000 shares of its Class A Common Stock at a purchase price of $10.00 per share pursuant to the PIPE Investment; and

•

Prior to Closing, AEye was to either repay the PPP Loan, including associated interest, or if the PPP Loan had not been previously repaid or forgiven, place an amount necessary to satisfy the repayment of the PPP Loan in an escrow account. On June 19, 2021, the Company received notice of the Paycheck Protection Program (PPP) forgiveness payment made to Silicon Valley Bank (SVB) by the Small Business Administration in the amount of $2,270 thousand in principal and $27 thousand in interest. This amount represents the forgiveness of the total PPP Loan from SVB and, as such, AEye is not required to repay the PPP Loan or place the amount required to repay the PPP Loan into an escrow account.

Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X and reflects the adoption of Release No. 33-10786.

The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an accurate understanding of the Combined Entity upon consummation of the Business Combination and other events contemplated by the Merger Agreement. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial information are described in the accompanying notes.

The unaudited pro forma condensed combined financial information have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination and other events contemplated by the Merger Agreement occurred on the dates indicated, and does not reflect adjustments for any anticipated synergies, operating efficiencies, tax savings or cost savings. Any additional Business Combination proceeds remaining after the payment of all transaction costs related to the Business Combination are expected to be used for other general corporate purposes. Further, the unaudited pro forma combined financial information does not purport to project the future operating results or financial position of the Combined Entity following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed financial information were prepared and are subject to change as additional information becomes available and analyses are performed. CF III and AEye have not had any historical relationship prior to the transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed information contained herein assumes that the CF III Stockholders approve the Business Combination. CF III’s public stockholders may elect to redeem their public shares for cash even if they approve the Business Combination. CF III cannot predict how many of its public stockholders will exercise their right to redeem their shares of CF III Class A Common Stock for cash. Therefore, the unaudited pro forma condensed financial information presents the following two redemption scenarios. The actual results may be within the parameters described by the two scenarios. However, there can be no assurance regarding which scenario will be closest to the actual results:

•	No Redemptions Scenario — This scenario assumes that no shares of CF III Class A Common Stock are redeemed; and

•

Maximum Redemptions Scenario — This scenario assumes that 20,958,853 shares of CF III Class A Common Stock are redeemed for an aggregate payment of $211,684 thousand, which is derived from the number of shares that could be redeemed in connection with the Business Combination at an assumed redemption price of approximately $10.10 per share based on the Trust Account balance as of June 30, 2021.

The following summarizes the pro forma shares of Class A Common Stock issued and outstanding immediately after the Business Combination:

	Pro Forma Combined (Assuming No Redemptions Scenario)		Pro Forma Combined (Assuming Maximum Redemptions Scenario)
Stockholder	Shares	%	Shares	%
Former CF III Class A public stockholders	23,000,000	11.3%	2,041,147	1.1%
Sponsor, other CF III initial stockholders and transferees (1)	6,250,000	3.0%	6,250,000	3.4%
Former AEye Stockholders (including holders of AEye Preferred Stock) and holders of AEye Convertible Equity Instruments (2)(3)	152,223,647	74.7%	152,223,647	83.2%
PIPE Investors (3)	22,500,000	11.0%	22,500,000	12.3%

Pro forma common stock outstanding at June 30, 2021	203,973,647	100%	183,014,794	100%

Assumed options and assumed Warrants (3)	(30,002,411)		(30,002,411)

Pro forma common stock outstanding at June 30, 2021	173,971,236		153,012,383

(1)

Amount reflects 5,750,000 shares of CF III Class B Common Stock held by the Sponsor and the other CF III initial stockholders and converted into Class A Common Stock at Closing and 500,000 shares of CF III Class A Common Stock purchased by the Sponsor in the Private Placement.

(2)

Amount is based on 40,895,270 AEye Shares outstanding as of June 30, 2021, by applying the Treasury Stock Method and converted at an Exchange Ratio (as of June 30, 2021) of 3.7223 pursuant to the Merger Agreement.

(3)

Number of outstanding shares assumes the issuance of approximately 30,002,411 shares of Class A Common Stock underlying Assumed Options and Assumed Warrants, by applying the Treasury Stock Method, that do not represent legally outstanding shares of Class A Common Stock at closing.

(4)

Reflects 1,450,000 shares of the Class A Common Stock subscribed for by current holders of AEye Capital Stock and AEye Convertible Equity Instruments in the PIPE Investment, 20,550,000 shares of Class A Common Stock subscribed for by third party investors in the PIPE Investment and 500,000 shares of Class A Common Stock subscribed for by the Sponsor in the PIPE Investment.

The figures in this table are presented only as illustrative examples and are based on the scenarios described above, which may be different from the actual amount of redemptions in connection with the Business Combination. In the event that CF III Class A Common Stock is redeemed in connection with the Business Combination, but the number of shares redeemed is less than 20,958,853, the ownership percentages set forth above will vary between the two scenarios.

The two alternative levels of redemptions assumed in the unaudited pro forma condensed combined balance sheets and statement of operations are based on the assumption that there are no adjustments for the outstanding CF III Warrants issued in connection with the IPO as such securities are not exercisable until 30 days after the Closing.

The following unaudited pro forma condensed balance sheet as of June 30, 2021 under the no redemptions scenario and maximum redemptions scenario and the unaudited pro forma condensed combined statement of operation for the six months ended June 30, 2021 and the year ended December 31, 2020 are based on the historical financial statements of CF III and AEye. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. If the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma condensed combined financial information that follows will be different and those changes could be material.

UNAUDITED PRO FORMA CONDENSED

COMBINED BALANCE SHEET

AS OF JUNE 30, 2021

(In thousands, except share and per share data)			Assuming No Redemptions			Assuming Maximum Redemptions
	As of June 30, 2021
	AEye (Historical)	CF III (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$11,226	$128	$232,305	A	$413,661	$(211,684)	J	$201,977
			(22,249)	C
			(27,788)	D
			225,000	E
			(3,461)	B
			(1,500)	R
Accounts receivable, net	138				138			138
Inventories, net	4,468		—		4,468			4,468
Prepaid and other current assets	1,711	467	—		2,178			2,178

Total current assets	17,543	595	402,307		420,445	(211,684)		208,761
Cash held in trust account		232,305	(232,305)	A	—			—
Property and equipment, net	4,697				4,697			4,697
Other noncurrent assets	6,040	147	(3,859)	C	2,328			2,328

Total assets	$28,280	$233,047	$166,143		$427,470	$(211,684)		$215,786

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	4,782	109			4,891			4,891
Accrued expenses and other current liabilities	6,048	81	(425)	C	5,704			5,704
Deferred revenue	272				272			272
Convertible notes	37,759		(37,758)	L	1			1
Borrowings - net of issuance costs, current portion	11,334	3,461	(2,270)	K	9,064			9,064
			(3,461)	B
Franchise tax payable		100			100			100
Income tax payable		—			—			—

Total current liabilities	60,195	3,751	(43,914)		20,032	—		20,032
Deferred rent, noncurrent	3,333	—			3,333			3,333
Borrowings - net of issuance, noncurrent	1,242	—	(229)	O	1,013			1,013
Warrant liability		12,612	(12,343)	P	269			269

Total liabilities	$64,770	$16,363	$(56,486)		$24,647	$—		$24,647
COMMITMENTS AND CONTINGENCIES
Common Stock subject to redemption		211,684	(211,684)	F	—			—
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	62,639	—	(62,639)	G	—			—
Common stock	—				—			—
Class A common stock	—	—	3	E	(6)	(2)	J	(8)
			2	F
			(12)	H
			—	L
			1	M
			—	N
Class B common stock		1	(1)	M	—			—
Additional paid-in capital	10,239	9,458	(26,109)	C	539,469	(211,682)	J	327,787
			224,998	E
			211,682	F
			62,639	G
			12	H
			(4,459)	I
			38,034	L
			—	N
			229	O
			12,343	P
			1,903	Q
			(1,500)	R
Accumulated deficit	(109,368)	(4,459)	4,459	I	(136,640)			(136,640)
			(276)	L
			425	C
			2,270	K
			(1,903)	Q
			(27,788)	D

Total stockholders’ equity (deficit)	(36,490)	5,000	434,313		402,823	(211,684)		191,139

Total liabilities and stockholders’ equity (deficit)	$28,280	$233,047	$166,143		$427,470	$(211,684)		$215,786

UNAUDITED CONDENSED COMBINED STATEMENTS OF

OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

(In thousands, except share and per share data)			Assuming No Redemptions			Assuming Maximum Redemptions
	For the Six Months Ended June 30, 2021
	AEye (Historical)	CF III (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments	Pro Forma Combined
REVENUE:
Prototype sales and support	$461				$461		$461
Development contracts	615				615		615

Total revenues	1,076				1,076	—	1,076

Cost of goods sold	1,071				1,071		1,071

Gross profit	5				5		5
OPERATING EXPENSES:
Research and development	11,562				11,562		11,562
Sales and marketing	3,498				3,498		3,498
General and administrative	7,760	1,035	951	LL	8,811		8,811
			(510)	NN
			(425)	MM

Total operating expenses	22,820	1,035	16		23,871	—	23,871

LOSS FROM OPERATIONS	(22,815)	(1,035)	(16)		(23,866)	—	(23,866)
OTHER INCOME (EXPENSE):
Change in fair value of embedded derivatives and warrants	(119)	(550)	119	HH	(12)		(12)
			538	KK
PPP loan forgiveness	2,297				2,297		2,297
Interest income	5				5		5
Interest income on investment held in Trust Account		11	(11)	GG	—		—
Interest expense	(1,952)		1,283	JJ	(658)		(658)

			11	II

Total other income (expense), net	231	(539)	1,940		1,632	—	1,632

NET (LOSS)	$(22,584)	$(1,574)	$1,924		$(22,234)	$—	$(22,234)

PER SHARE DATA
Net loss per share (basic and diluted)	$(2.08)
Weighted average shares outstanding (basic and diluted)	10,868,166
Net loss per share (basic and diluted), Class A - Public shares		$—			$(0.13)		$(0.15)
Weighted average shares of Class A - Public shares		23,000,000			173,971,236		153,012,383
Net loss per share (basic and diluted), Class A - Private placement		$(0.25)
Weighted average shares of Class A - Private placement		500,000
Net loss per share (basic and diluted), Class B - Common Stock		$(0.25)
Weighted average shares of Class B - Common stock		5,750,000

UNAUDITED CONDENSED COMBINED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, except share and per share data)			Assuming No Redemptions			Assuming Maximum Redemptions
	For the Year Ended December 31, 2020
	AEye (Historical)	CF III (Historical)	Pro Forma Adjustments		Pro Forma Combined	Additional Pro Forma Adjustments	Pro Forma Combined
REVENUE:
Prototype sales and support	$365				$365		$365
Development contracts	1,214				1,214		1,214

Total revenues	$1,579				$1,579	$—	$1,579

Cost of goods sold	808				808		808

Gross profit	771				771		771
OPERATING EXPENSES:
Research and development	17,130				17,130		17,130
Sales and marketing	3,408				3,408		3,408
General and administrative	6,715	154	1,670	FF	8,539		8,539

Total operating expenses	$27,253	$154	$1,670		$29,077	$—	$29,077

LOSS FROM OPERATIONS	(26,482)	(154)	(1,670)		(28,306)	—	(28,306)
OTHER INCOME (EXPENSE):
Change in fair value of embedded derivatives and warrants	1,410	(2,730)	(1,410)	BB	(58)		(58)
			2,672	EE
Interest income	23				23		23
Interest income on investment held in Trust Account		1	(1)	AA	—		—
Interest expense	(1,502)		1,185	DD	(301)		(301)
			16	CC

Total other income (expense), net	(69)	(2,729)	2,462		(336)	—	(336)

NET LOSS	$(26,551)	$(2,883)	$792		$(28,642)	$—	$(28,642)

PER SHARE DATA
Net loss per share (basic and diluted)	$(2.36)
Weighted average shares outstanding (basic and diluted)	11,247,251
Net loss per share (basic and diluted), Class A - Public shares		$—			$(0.16)		$(0.19)
Weighted average shares of Class A - Public shares		23,000,000			173,614,708		152,288,934
Net loss per share (basic and diluted), Class A - Private placement		$(0.52)
Weighted average shares of Class A - Private placement		500,000
Net loss per share (basic and diluted), Class B - Common Stock		$(0.52)
Weighted average shares of Class B - Common stock		5,090,659

AEYE HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND THE YEAR ENDED DECEMBER 31, 2020

(in thousands, except share and per share data or unless otherwise stated)

1.	BASIS OF PRESENTATION

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, CF III will be treated as the “accounting acquiree” and AEye as the “accounting acquirer” for financial reporting purposes. This determination is primarily based on AEye Stockholders comprising a relative majority of the voting power of the Combined Entity and having the ability to nominate the members of the Combined Entity Board, AEye’s operations prior to the acquisition comprising the only ongoing operations of the Combined Entity, and AEye’s senior management comprising a majority of the senior management of the Combined Entity. Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of AEye with the Business Combination treated as the equivalent of AEye issuing stock for the net assets of CF III, accompanied by a recapitalization. The net assets of CF III will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of AEye.

The unaudited pro forma condensed combined balance sheets as of June 30, 2021 combine the unaudited condensed balance sheet of CF III as of June 30, 2021 and the unaudited condensed balance sheet of AEye as of June 30, 2021, giving effect to the transaction as if the Business Combination and other events contemplated by the Merger Agreement had been consummated on June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 presents the historical consolidated statement of operations and comprehensive loss of AEye and the historical statement of operations and comprehensive loss of CF III for the six months ended June 30, 2021, giving effect to the transaction as if the Transaction and other events contemplated by the Merger Agreement had been consummated on January 1, 2020.

The unaudited pro forma condensed financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included elsewhere in this proxy statement/prospectus:

•

the (a) historical audited financial statements of CF III as of and for the year ended December 31, 2020 and (b) historical unaudited condensed financial statements of CF III as of and for the six months ended June 30, 2021; and

•

the (a) historical audited consolidated financial statements of AEye as of and for the year ended December 31, 2020 and (b) historical unaudited condensed consolidated financial statements of AEye as of and for the six months ended June 30, 2021

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Combined Entity.

The pro forma adjustments reflecting the consummation of the Business Combination and related transactions are based on certain currently available information and certain assumptions and methodologies that AEye believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. AEye believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and related transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

2.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheets as of June 30, 2021 are as follows:

(A) Reflects the transfer of $232,306 thousand of investments held in the Trust Account to cash and cash equivalents that becomes available for general use by the Combined Entity following the Business Combination, assuming no redemptions.

(B) Reflects the repayment of the Sponsor loan upon completion of the Business Combination.

(C) Represents preliminary direct and incremental transaction costs estimated to be incurred by AEye related to the Business Combination of approximately $22,249 thousand for advisory, banking, printing, legal and accounting fees. AEye capitalized and deferred $3,860 thousand of these transaction costs and these costs were included in other current assets. These deferred costs will be reclassified to additional paid-in-capital upon the consummation of the Business Combination. Transaction expenses that are not directly incremental to the Business Combination are expensed. For the 6 months ended June 30, 2021, $425 thousand of these expenses were incurred. The Unaudited Pro Forma Condensed Combined Statement of Operations reflect the impact of these expenses at (MM).

(D) Represents preliminary transaction costs estimated to be incurred by CF III of approximately $27,788 thousand for advisory, placement agent, banking, printing, legal, and accounting fees in connection with the Business Combination and the PIPE Investment. These costs are expensed as incurred. For the 6 months ended June 30, 2021, $510 thousand of expenses were incurred with the impact reflected in the Unaudited Pro Forma Condensed Combined Statement of Operations at (NN).

(E) Reflects cash proceeds from the concurrent PIPE Investment in the amount of $225,000 thousand and corresponding offset to additional paid-in capital and common stock.

(F) Reflects the reclassification of 20,958,853 CF III Common Stock subject to possible redemption to permanent equity, assuming no redemptions.

(G) Reflects the cancellation of AEye Preferred Stock pursuant to the Merger Agreement. Recapitalization reflected at Note (H).

(H) Represents recapitalization of historical AEye Common and Preferred Stockholders equity through the issuance of 122,221,235 Combined Entity Common Stock and paid in capital (pursuant to the Exchange Ratio as of June 30, 2021, of 3.7223) using par value $0.0001 per share at a stock price of $10.00 per share.

(I) Reflects the reclassification of CF III’s historical accumulated deficit to additional paid-in capital upon consummation of the Business Combination.

(J) Represents the redemption of the maximum number of 20,958,853 shares of CF III Class A Common Stock for approximately $211,684 thousand allocated to the Class A Common Stock and additional paid-in capital using par value $0.0001 per share at a redemption price of $10.10 per share.

(K) Reflects the forgiveness of AEye’s historical liabilities for the PPP Loan notified by the Small Business Administration on June 19, 2021.

(L) Reflects the conversion of AEye Convertible Equity Instruments into AEye Common Stock, immediately prior to the Business Combination and subsequently into Class A Common Stock, including the write off of unamortized debt discount, the elimination of the derivative liability and the write off of deferred debt issuance costs.

(M) Reflects the conversion of shares of CF III Class B Common Stock into shares of Class A Common Stock upon the consummation of a Business Combination on a one-for-one basis. Each share of CF III Class B Common Stock will be reclassified, on a one for one basis, as one new share of Class A Common Stock.

(N) Reflects the conversion of AEye Common Stock (from Convertible Equity Instruments - refer to Note (L)) into shares of Class A Common Stock at the Exchange Ratio (as of June 30, 2021) of 3.7223.

(O) Reflects the reclassification of AEye warrant liability to equity pursuant to the Merger Agreement.

(P) Reflects the reclassification of warrant liability related to 7,666,666 CF III public warrants as they are expected to qualify for equity classification upon the Closing of the transaction.

The unaudited pro forma condensed combined balance sheet reflects this reclassification as a decrease in warrant liabilities and a corresponding increase in Combined Entity additional paid-in capital.

(Q) Reflects the one-time recognition of share-based compensation impact for the “Brown Award” of which 25% of the unvested shares in the Brown Award will immediately vest upon the successful completion of the Business Combination. Unaudited Pro Forma Condensed Combined Statement of Operations impact shown at (FF).

The “Brown award” represents an option to purchase 876,893 shares of AEye, Inc. Common Stock in accordance with the 2016 Plan subject to the vesting schedule set forth in the Notice of Grant of Stock Option by and between AEye, Inc. and Robert Brown, dated November 17, 2020.

The options vest 25% on the first anniversary of the grant date, with the remaining vesting ratably over the next three years. The specific terms and conditions of the award state “[u]pon completion of a transaction with a special purpose acquisition company within 12 months after the Vesting Commencement Date, then 25% of the shares subject to the Option shall immediately vest.” The single vesting condition for the award is service based, with the performance condition of completing the transaction which accelerates the vesting of certain awards, as reflected in Adjustment (Q). On the grant date, the options were measured at their grant date fair values. The Company recorded share-based compensation expense on a straight-line basis over the four-year vesting period.

(R) Reflects the payment of $1,500 thousand to an executive as part of an Option Repurchase and Release Agreement entered into with the executive on June 28, 2021 for the purchase of 145,833 vested options. The executive was awarded options under the Company’s 2016 Plan and ceased employment with AEye in April 2021.

Per the Option Repurchase and Release Agreement, the agreed consideration of $1,500 thousand will be transferred following the closing of the first “Exit Event”, defined as any of the following: (a) the merger described in in the Merger Agreement and preliminary S-4 registration statement filed with the Securities and Exchange Commission on May 13, 2021; (b) a transaction whereby a special purpose acquisition company acquires equity interests of the Company; (c)a Change in Control (as defined in the 2016 Plan); or (d) the first firm commitment underwritten public offering pursuant to an effective registration statement on an established national or foreign securities exchange covering the offer and sale by the Company.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

The adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 are as follows:

(GG) Reflects the elimination of interest income on the Trust Account.

(HH) Reflects the elimination of non-cash loss of approximately $119 thousand associated with the fair value of the embedded derivative of the AEye Convertible Equity Instruments, assumed to be settled as part of the Business Combination and equity-classified.

(II) Reflects the elimination of interest expense from PPP Loan.

(JJ) Reflects the elimination of the amortization of debt discount associated with the embedded derivative, interest accruing on the convertible notes and interest expense related to the debt issuance costs associated with the convertible notes.

(KK) Reflects the elimination of the gain on CF III derivative warrant liability related to the public warrants as the CF III public warrants are expected to qualify for equity classification upon the Closing of the transaction.

(LL) Reflects the one-time recognition of share-based compensation expense for the “Brown Award” of which 25% of the unvested shares in the Brown Award will immediately vest upon the successful completion of the Business Combination.

(MM) Reflects the transaction expenses that are expensed as incurred. For the 6 months ended June 30, 2021, $425 thousand of these expenses were incurred.

(NN) Reflects the transaction expenses of CF III. For the 6 months ended June 30, 2021, $510 thousand of these expenses were incurred.

The adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:

(AA) Reflects the elimination of interest income on the Trust Account.

(BB) Reflects the elimination of non-cash gain of approximately $1,410 thousand associated with the fair value of the embedded derivative of the AEye Convertible Equity Instruments, assumed to be settled as part of the Business Combination and equity-classified.

(CC) Reflects the elimination of interest expense from PPP Loan.

(DD) Reflects the elimination of the amortization of debt discount associated with the embedded derivative, interest accruing on the convertible notes and interest expense related to the debt issuance costs associated with the convertible notes.

(EE) Reflects the elimination of the loss on CF III derivative warrant liability related to the public warrants as the CF III public warrants are expected to qualify for equity classification upon the Closing of the transaction.

(FF) Reflects the one-time recognition of share-based compensation expense for the “Brown Award” of which 25% of the unvested shares in the Brown Award will immediately vest upon the successful completion of the Business Combination.

3.	NET LOSS PER SHARE

Represents the net loss per share calculated using the historical weighted average outstanding shares and the issuance of additional shares in connection with the Business Combination and PIPE Investment, assuming the shares were outstanding since January l, 2020. As the Business Combination and PIPE Investment are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination and PIPE Investment have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is adjusted to eliminate such shares for the entire period.

The unaudited pro forma net loss per share has been prepared assuming the no redemptions and maximum redemptions scenarios for the six months ended June 30, 2021 and for the year ended December 31, 2020 (in thousands, except share and per share data):

	For the Six Months Ended June 30, 2021		For the Year Ended December 31, 2020
	Assuming No Redemptions	Assuming Maximum Redemptions	Assuming No Redemptions	Assuming Maximum Redemptions
Pro forma net loss	$(22,234)	$(22,234)	$(28,642)	$(28,642)
Basic and diluted weighted average shares outstanding	173,971,236	153,012,383	173,614,708	152,288,934
Pro forma net loss per share - basic and diluted	$(0.13)	$(0.15)	$(0.16)	$(0.19)
Pro forma weighted average shares outstanding - basic and diluted
Former CF III Class A stockholders	23,000,000	2,041,147	23,000,000	1,674,226
Former CF III Class B stockholders	5,750,000	5,750,000	5,750,000	5,750,000
Class A Common Stock purchased by Sponsor in the Private Placement	500,000	500,000	500,000	500,000
Former AEye Stockholders (including holders of AEye Preferred Stock) and holders of AEye Convertible Equity Instruments	122,221,236	122,221,236	121,864,708	121,864,708
PIPE Investors	22,500,000	22,500,000	22,500,000	22,500,000

	173,971,236	153,012,383	173,614,708	152,288,934

Following the Closing, the following outstanding shares of common stock equivalents, calculated using the Treasury Stock Method, were excluded from the computation of pro forma diluted net loss per share for all the periods and scenarios presented above because including them would have had an anti-dilutive effect:

AEye Options that will convert into a right to purchase shares of Class A Common Stock	7,995,503
AEye Warrants that will convert into a right to purchase shares of Class A Common Stock	64,721

Total	8,060,224